SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 8, 2005

STERLING EQUITY HOLDINGS, INC.
(Exact name of registrant as specified in Charter)

Nevada	0-33239	88-0485488
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1600 Airport Freeway, Suite 370, Bedford, Texas 76022
(Address of Principal Executive Offices)(Zip Code)

817-358-0551
(Issuer Telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

    (b) On September 8, 2005, Lloyd Shoppa tendered his resignation as a director and Chairman of Sterling Equity Holdings, Inc. (the “Company”), effective immediately.   Mr. Shoppa did not have any disagreements with the Company relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING EQUITY HOLDINGS, INC.

Dated: December 7, 2005
By:  _/s/  Thomas Mathew____________
                        Thomas Mathew
                        Chief Executive Officer